FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into and effective as of July 23, 2007 among FIG LLC (f/k/a FORTRESS INVESTMENT GROUP LLC), a Delaware limited liability company and certain of its Affiliates (collectively the “Borrowers”), certain Subsidiaries and Affiliates of the Borrowers (the “Guarantors”), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of May 10, 2007 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as described below; and

WHEREAS, the Required Lenders are willing to agree to such amendment, subject to the terms set forth herein as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

(a) Definitions.

(i) The following definition in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Direct Investments” means any Investment by a Loan Party or any of its Subsidiaries other than a Fortress Fund Investment, a Co-Investment Fund Investment or an Exchange Loan.

(ii) The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Exchange Loan” means a loan from a Borrower to FIG Corp. for the purpose of facilitating an exchange by the Principals of equity in the Top Tier Borrowers for equity in Public FIG.

“Top Tier Borrowers” means, collectively, FOE I, FOE II, FOE III and Principal Holdings LP.

(b) Calculations. Section 1.03(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

(c) Calculations. Notwithstanding the above, the parties hereto acknowledge and agree that all calculations of, or compliance with, the financial covenants in Section 8.10 shall (i) be made on a Pro Forma Basis and (ii) be made using the Asset Value of Investments as of the most recent date that such Asset Value has been marked-to-market (it being understood that Asset Values must be marked-to-market at least once each fiscal quarter).

(c) Restricted Payments.

(i) Sections 8.06(d) and (e) of the Credit Agreement are amended by deleting the word “and” after clause (d) and substituting the words “; and” for the “.” at the end of clause (e).

(ii) A new Section 8.06(f) is added to the Credit Agreement to read as follows:

(f) a Loan Party may make Distributions to FIG Corp, a Delaware corporation, FIG Asset Co. LLC, a Delaware limited liability company or the Principals in connection with a proposed Investment to be made by a Loan Party; provided that (i) the Administrative Agent receives written notice of any such Distribution at least one Business Day prior to the making of such Distribution, (ii) at the time of such notice, the Borrowers deliver to the Administrative Agent a certificate describing the proposed Investment and demonstrating that, both before and after giving effect to such Distribution, the Loan Parties will be in compliance with the financial covenants set forth in Section 8.10 of the Credit Agreement and (iii) an amount equal to such Distribution is reinvested into a Loan Party within one Business Day after such Distribution is made.

(d) Transactions with Affiliates and Insiders. A new sentence is added at the end of Section 8.08 of the Credit Agreement to read as follows:

It is understood and agreed that an Exchange Loan made to FIG Corp shall not be considered a violation of this Section 8.08 as long as (i) the Administrative Agent receives written notice of any such Exchange Loan at least one Business Day prior to the making of such Exchange Loan, (ii) at the time of such notice the Borrowers deliver to the Administrative Agent a certificate describing such Exchange Loan and demonstrating that, both before and after giving affect to such Exchange Loan, the Loan Parties will be in compliance with the financial covenants set forth in Section 8.10 of the Credit Agreement,(iii) the Exchange Loan is made to FIG Corp and is repaid within one Business Day of when made, (iv) if such Exchange Loan is evidenced by an instrument then such instrument is pledged to the Administrative Agent, for the benefit of the Lenders, in accordance with the terms of clause 6(i) of the Security Agreement and (v) the obligation of FIG Corp to a Borrower in connection with such Exchange Loan shall be superior to the repayment of the demand notes between FIG Corp. and FIG Asset Co. LLC on terms reasonably acceptable to the Administrative Agent.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of copies of this Amendment duly executed by the Borrowers, the Guarantors and the Required Lenders.

3. Ratification of Credit Agreement. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document.

4. Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5. Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date), (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) the Collateral Documents continue to create a valid perfected security interest in the Collateral prior to all Liens other than Permitted Liens.

6. Release. In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lenders’ respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWERS:	FIG LLC, a Delaware limited liability company (formerly known as Fortress Investment Group LLC)
By:
Name:
Title:

FORTRESS OPERATING ENTITY I LP, a Delaware limited partnership (formerly known as Fortress Investment Holdings LLC)
By:
Name:
Title:

FORTRESS OPERATING ENTITY II LP, a Delaware limited partnership (formerly known as Fortress Principal Investment Holdings II LLC)
By:
Name:
Title:

FORTRESS OPERATING ENTITY III LP, a Delaware limited partnership (formerly known as FIG Partners Pool (P) LLC)
By:
Name:
Title:

PRINCIPAL HOLDINGS I LP, a Delaware limited partnership (formerly known as Fortress Principal Investment Holdings III LLC)
By:
Name:
Title:

GUARANTORS:	FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC, a Delaware limited liability company
By:
Name:
Title:

FORTRESS PRINCIPAL INVESTMENT GROUP LLC, a Delaware limited liability company
By:
Name:
Title:

FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC, a Delaware limited liability company
By:
Name:
Title:

FIG PARTNERS POOL (A) LLC, a Delaware limited liability company
By:
Name:
Title:

FIG PARTNERS POOL (P2) LLC, a Delaware limited liability company
By:
Name:
Title:

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC, a Delaware limited liability company
By:
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender and L/C Issuer
By:
Name:
Title:

CITIBANK, N.A., as a Lender
By:
Name:
Title:

WELLS FARGO BANK, N.A., as a Lender
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender
By:
Name:
Title:

LEHMAN COMMERCIAL PAPER, INC., as a Lender
By:
Name:
Title: